UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 77

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments to its Articles of Association as described in the Proxy Statement. The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on or about June 18, 2021, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 10, 2021. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2020, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Board of Directors and Executive Committee, (iv) to elect and re-elect eight members and the chairman to the Company’s Board of Directors, (v) to re-elect three members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee, (vii) to approve an increase in the conditional share capital for employee equity plans, (viii) to approve an increase in the maximum size of the Board of Directors, (ix) to approve the increase of the maximum number of authorized share capital and extend the date by which the Board of Directors may increase the authorized share capital of the Company, (x) to re-elect the independent voting rights representative, and (xi) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The voting results reported below are final.

Proposal 1 – Approval of the Annual Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2020

The annual report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2020 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	54,288,916	83,434	156,127	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net loss resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	54,250,671	84,068	193,737	0

Proposal 3 – Discharge of the Members of the Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2020 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	39,082,679	320,936	84,647	15,040,215

Proposal 4 – Election and Re-election of the Members and Chair of the Board of Directors

Rodger Novak, M.D., Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Bradley Bolzon, Ph.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., and Douglas A. Treco, Ph.D. were each duly re-elected as members of the Company’s Board of Directors, Rodger Novak, M.D. was duly re-elected as the chairman of the Board of Directors, and H Edward Fleming Jr., M.D., was duly elected as a member of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Rodger Novak, M.D.	39,117,870	317,298	53,094	15,040,215
Samarth Kulkarni, Ph.D.	38,515,108	916,969	56,186	15,040,215
Ali Behbahani, M.D.	24,568,920	14,862,226	57,115	15,040,215
Bradley Bolzon, Ph.D.	38,131,989	1,302,014	54,258	15,040,215
Simeon J. George, M.D.	37,822,979	1,606,513	58,769	15,040,215
John T. Greene	39,114,765	312,604	60,893	15,040,215
Katherine A. High, M.D.	38,490,283	926,503	71,476	15,040,215
Douglas A. Treco, Ph.D.	39,103,790	304,839	79,632	15,040,215
H Edward Fleming Jr., M.D.	39,288,405	139,873	59,984	15,040,215

Proposal 5 –Re-election of the Members of the Compensation Committee

Ali Behbahani, M.D., Simeon J. George, M.D., and John T. Greene, were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Ali Behbahani, M.D.	24,060,190	15,356,603	71,468	15,040,215
Simeon J. George, M.D.	38,110,394	1,305,648	72,219	15,040,215
John T. Greene	39,083,033	330,202	75,027	15,040,215

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2022 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	38,422,527	922,279	143,456	15,040,215

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2022 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	31,306,914	8,025,528	155,821	15,040,215

The total non-performance related compensation for members of the Executive Committee from July 1, 2021 to June 30, 2022 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,657,662	5,667,816	162,784	15,040,215

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2021 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,651,909	5,677,912	158,440	15,040,215

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2022 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,507,367	5,832,117	148,777	15,040,215

Proposal 7 – Approval of an Increase in the Conditional Share Capital for Employee Equity Plans

An increase in the Company’s conditional share capital for employee equity plans was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	32,939,994	6,468,956	79,312	15,040,215

Proposal 8 – Approval of Increasing the Maximum Size of the Board of Directors

An increase in the maximum size of the Board of Directors was approved with at least two thirds of the votes cast. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	53,146,736	1,108,225	273,515	0

Proposal 9 – Approval of Increase to the Maximum Number of Authorized Share Capital and Extending the Date by which the Board of Directors May Increase the Share Capital

The increase of the maximum number of authorized share capital and extension of the date by which the Board of Directors may increase the share capital was approved with at least two thirds of the votes cast. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	40,934,039	13,339,496	254,942	0

Proposal 10 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	54,155,040	180,075	193,362	0

Proposal 11 – Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	54,061,756	319,110	147,611	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Association of CRISPR Therapeutics AG

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 14, 2021	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer